                                                                    EXHIBIT 3.35

                                State of Delaware                         PAGE 1

                        Office of the Secretary of State

                        --------------------------------

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THAT "PTINET, INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE NOT HAVING BEEN CANCELLED OR DISSOLVED SO FAR AS THE RECORDS OF THIS OFFICE SHOW AND IS DULY AUTHORIZED TO TRANSACT BUSINESS.

      THE FOLLOWING DOCUMENTS HAVE BEEN FILED:

      CERTIFICATE OF INCORPORATION, FILED THE SIXTH DAY OF NOVEMBER, A.D. 1998, AT 11:45 O'CLOCK A.M.

      CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "ACS LICENSE SUB, INC." TO "PTINET, INC.", FILED THE TENTH DAY OF MAY, A.D. 1999, AT 11:30 O'CLOCK A.M.

      AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

      AND I DO HEREBY FURTHER CERTIFY THAT THE SAID "PTINET, INC." WAS INCORPORATED ON THE SIXTH DAY OF NOVEMBER, A.D. 1998.

      AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE.

      AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES


                           [SEAL]         /s/ Edward J. Freel
                                          --------------------------------------
                                          Edward J. Freel, Secretary of State

2963696 8310                              AUTHENTICATION: 9739644

991188790                                           DATE: 05-12-99

                                State of Delaware                         PAGE 2

                        Office of the Secretary of State

                        --------------------------------

HAVE BEEN PAID TO DATE.


                           [SEAL]         /s/ Edward J. Freel
                                          --------------------------------------
                                          Edward J. Freel, Secretary of State

2963696 8310                              AUTHENTICATION: 9739644

991188790                                           DATE: 05-12-99

                                State of Delaware                         PAGE 1

                        Office of the Secretary of State

                        --------------------------------

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "ACS LICENSE SUB, INC.", CHANGING ITS NAME FROM "ACS LICENSE SUB, INC." TO "PTINET, INC.", FILED IN THIS OFFICE ON THE TENTH DAY OF MAY, A.D. 1999, AT 11:30 O'CLOCK A.M.


                           [SEAL]         /s/ Edward J. Freel
                                          --------------------------------------
                                          Edward J. Freel, Secretary of State

2963696 8100                              AUTHENTICATION: 9739902

991188807                                           DATE: 05-12-99

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 11:30 AM 05/10/1999
                                                          991184848 -- 2963696

                              ACS LICENSE SUB, INC.

                            CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION

            ACS License Sub, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

            DOES HEREBY CERTIFY:

            FIRST: That by unanimous written consent of the members of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The resolution setting forth the proposed amendment is as follows:

                  RESOLVED, that the Corporation's Certificate of Incorporation be amended in accordance with Section 242 of the General Corporation Law of the State of Delaware to change the name of the Corporation to "PTINet, Inc."

            SECOND: That Article I of the Corporation's Certificate of Incorporation is hereby amended to read in its entirety as follows:

            "The name of the Corporation (which is hereinafter referred to as the "Corporation") is:

                                  PTINet, Inc."

            THIRD: That in lieu of a meeting and vote of stockholders, the sole stockholder of the Corporation has given its written consent to said amendments and said amendments were duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, said ACS License Sub, Inc. has caused this certificate to be signed by its Secretary, this 7 day of May, 1999.


                                       By: /s/ Deborah J. Harwood
                                          -----------------------------
                                          Name: Deborah J. Harwood
                                          Title: Secretary


                  [SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]